UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2013

MOLEX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-7491	36-2369491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2222 Wellington Court, Lisle, Illinois 60532

(Address of principal executive offices) (Zip Code)

(630) 969-4550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 16, 2013, the Company circulated to its employees a communication related to the Company’s Agreement and Plan of Merger (the “Merger Agreement”) with Koch Industries, Inc., a Kansas corporation (“Parent”), and Koch Connectors, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”). A copy of this communication is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

On September 16, 2013, Molex also issued internal guidelines on answering suppliers’ questions related to the Merger Agreement. A copy of this communication is filed as Exhibit 99.2 to this report and is incorporated by reference in this Item 8.01.

The material terms of the Merger Agreement, including the terms of the proposed Merger, have been described in a Form 8-K previously filed by the Company on September 9, 2013.

Item 9.01 Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Employee Frequently Asked Questions “What Happens to Molex Stock.”

99.2	Supplier Guidelines “Guidelines for Correct Approach Regarding Questions and Answers.”

Forward-Looking Statements

This current report on Form 8-K and other documents we file with the SEC contain forward-looking statements that are based on current expectations, estimates, forecasts and projections about our future performance, business, beliefs, and management’s assumptions. In addition, we, or others on our behalf, may make forward-looking statements in press releases or written statements, or in our communications and discussions with investors and analysts in the normal course of business through meetings, webcasts, phone calls and conference calls. Words such as “expect,” “anticipate,” “outlook,” “forecast,” “could,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,” “estimate,” “should,” “may,” “assume,” “potential,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. We describe our respective risks, uncertainties and assumptions that could affect the outcome or results of operations in Part 1, Item 1A of our Annual Report 10-K for the year ended June 30, 2013, which are incorporated by reference and in other reports that we file with the SEC. The risks and uncertainties also include, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company or Parent related to the Merger Agreement; the inability to complete the transaction due to the failure to obtain the required stockholder approval or the failure to satisfy other conditions to completion of the transaction, including the receipt of all regulatory approvals related to the transaction; the disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and the effect of the announcement of the transaction on the Company’s relationships with its customers, operating results and business generally.

We have based our forward-looking statements, including statements made regarding the proposed transaction, the expected timetable for completing the proposed transaction and other statements, on our management’s beliefs and assumptions based on information available to management at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward-looking statements. Reference is made in particular to forward-looking statements regarding growth strategies, industry trends, global economic conditions, success of customers, cost of raw materials, value of inventory, currency exchange rates, labor costs, protection of intellectual property, cost reduction initiatives, acquisition synergies, manufacturing strategies, product development introduction and sales, regulatory changes, competitive strengths, natural disasters, unauthorized access to data, government investigations and outcomes of legal proceedings. Except as required under the federal securities laws, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions, or otherwise.

Important Additional Information Will be Filed with the SEC

In connection with the proposed merger transaction, the Company intends to file with the SEC and to furnish to the Company’s stockholders a proxy statement and other relevant materials regarding the proposed transaction. The employee communication attached as Exhibit 99.1 hereto and the supplier communication attached as Exhibit 99.2 hereto do not constitute a solicitation of any proxy or vote. THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION, THE PARTIES TO THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. In addition to receiving the proxy statement and related materials by mail, the Company’s stockholders and investors will also be able to obtain, without charge, copies of the proxy statement (once filed) and other Company filings with the SEC from the SEC’s website at www.sec.gov. In addition, stockholders may obtain, without charge, copies of the proxy statement (once filed) and other Company filings with the SEC from the Company’s website at www.molex.com or by contacting Steve Martens, our VP Investor Relations, at (630) 527-4344 or Steve.Martens@molex.com.

Participants in the Solicitation of Proxies

The Company’s executive officers and directors and certain other members of the Company management and its employees may be deemed “participants” in the solicitation of proxies from the Company’s stockholders with respect to the matters relating to the proposed merger. Information concerning the interests of the persons who may, under SEC rules, be considered participants in the solicitation of the Company stockholders, whose interests may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Information about the Company’s executive officers and directors can be found in the Company’s most recent Annual Report on Form 10-K and its proxy statement for the 2012 Annual Meeting of Stockholders, which was filed with the SEC on September 7, 2012. Information about the Merger Agreement and the proposed merger can be found in the Company’s Recent Event Report on Form 8-K, which was filed with the SEC on September 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLEX INCORPORATED

September 16, 2013	/s/ Mark R. Pacioni
Mark R. Pacioni
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Employee Frequently Asked Questions “What Happens to Molex Stock.”

99.2	Supplier FAQs “Guidelines for Correct Approach Regarding Questions and Answers.”